SUBSTITUTE FORM W-9
                    TO BE COMPLETED BY ALL EXCHANGING HOLDERS

                (SEE INSTRUCTION 7 TO THE LETTER OF TRANSMITTAL)

   PAYEE NAME(S)
   AND ADDRESS:
                              -------------------------------
                              -------------------------------
                              -------------------------------

    PART 1     PLEASE PROVIDE YOUR TIN IN
               THE SPACE AT RIGHT AND
               CERTIFY BY SIGNING BELOW

                                                ---------------------------
                                                (Social Security Number(s))

SUBSTITUTE
FORM W-9                                                       or
DEPARTMENT OF
THE TREASURY
INTERNAL REVENUE SERVICE
                                                --------------------------------
                                                (Employer Identification Number)

     PART 2 CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the number shown on this form is my correct taxpayer identification number (or a TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding, and (3) all other information provided on this form is true, correct and complete.

     CERTIFICATION INSTRUCTIONS - You must cross out Item 2 above if you have been notified by the Internal Revenue Service (the "IRS") that your are currently subject to backup withholding as a result of a failure to report all interest or dividends.

     -------------------------                         -------------------------
     Signature                                         Date

     NOTE:  FAILURE  TO  COMPLETE  AND  RETURN  THIS  FORM MAY  RESULT IN BACKUP
     WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

     PART 3 AWAITING TIN (check if awaiting TIN) ________

                   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE

             IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9
                CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

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Signature                                              Date